Exhibit 10.13

CONSENT TO SALE, ASSUMPTIONS AND
SECOND LOAN MODIFICATION AGREEMENT

THIS CONSENT TO SALE, ASSUMPTIONS AND SECOND LOAN MODIFICATION AGREEMENT (“Agreement”) is made effective as of December 15, 2014 (the “Effective Date”), by and among KRG PLEASANT PRAIRIE RIDGE, LLC, a Delaware limited liability company, formerly known as Inland Diversified Pleasant Prairie Ridge, L.L.C. (the “Borrower”), KITE REALTY GROUP, L.P., a Delaware limited partnership (the “Guarantor”), IREIT PLEASANT PRAIRIE RIDGE, L.L.C., a Delaware limited liability company (the “Replacement Borrower”) and INLAND REAL ESTATE INCOME TRUST, INC., a Maryland corporation (the “Replacement Guarantor”) (the Borrower, the Guarantor, the Replacement Borrower and the Replacement Guarantor are hereinafter each individually on a joint and several basis referred to as, a “Loan Party” and all collectively on a joint and several basis referred to as, the “Loan Parties”) and PNC BANK, NATIONAL ASSOCIATION, a national banking association and its successors and assigns (collectively, the “Lender”).

R E C I T A L S:

WHEREAS, the Lender has extended a loan to Borrower in the original maximum principal amount of SIXTEEN MILLION SEVEN HUNDRED TWENTY THOUSAND AND NO/100 ($16,720,000.00) DOLLARS (the “Loan”) pursuant to the terms and conditions of that certain Loan Agreement dated as of June 22, 2011 executed by and between Borrower and Lender (as the same may be amended, modified, replaced and/or restated from time to time, the “Loan Agreement”);

WHEREAS, the Loan is evidenced by that certain Promissory Note dated as of June 22, 2011 (as the same may be amended, modified, replaced and/or restated from time to time, the “Note”), executed by the Borrower and made payable to the order of Lender in the original principal amount of SIXTEEN MILLION SEVEN HUNDRED TWENTY THOUSAND AND NO/100 ($16,720,000.00) DOLLARS;

WHEREAS, the Loan is secured, inter alia, by a Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Filing dated as of June 22, 2011, executed by the Borrower for the benefit of Lender (as the same may be amended, modified, replaced and/or restated from time to time, the “Mortgage”) encumbering the Premises (as such term is defined in the Mortgage and incorporated herein by this reference) consisting of an approximate 20.98 acre retail parcel of real estate improved with an approximate 232,631 square foot retail shopping center commonly known as Pleasant Prairie Ridge located at 9777 76th Street, Pleasant Prairie, Wisconsin and legally described on Exhibit “A” attached to the Mortgage (the “Property”), which was recorded on July 6, 2011 in the Office of the Kenosha County, Wisconsin Register of Deeds Office as Document No. 1648779;

1

WHEREAS, the Loan is further secured, inter alia, by that certain Assignment of Rents and Leases dated as of June 22, 2011, executed by the Borrower to and for the benefit of Lender encumbering the Premises and the Property which was recorded on July 6, 2011 in the Office of the Kenosha County, Wisconsin Register of Deeds Office as Document No. 1648780 (as the same may be amended, modified, replaced or restated from time to time, the “Assignment of Rents and Leases”);

WHEREAS, the Loan is further secured, inter alia, by a Guaranty of Payment and Recourse Obligations dated as of June 22, 2011, executed by the Original Guarantor (as hereinafter defined) in favor of Lender, as amended by and as assumed by the Guarantor pursuant to that certain Consent to Merger, Assumption and First Loan Modification (as hereinafter defined) (collectively, as the same may be amended, modified, replaced and/or restated from time to time, the “Guaranty”);

WHEREAS, the Loan is further secured by that certain Environmental Indemnity Agreement dated as of June 22, 2011 jointly and severally executed by Borrower and the Original Guarantor in favor of Lender in connection with the Property, as amended by and as assumed by the Guarantor pursuant to the Consent to Merger, Assumption and First Loan Modification (as the same may be amended, modified, replaced and/or restated from time to time, the “Environmental Indemnity”);

WHEREAS, the Borrower, INLAND DIVERSIFIED REAL ESTATE TRUST, INC., a Maryland corporation (the “Original Guarantor”), Guarantor and Lender entered into that Consent to Merger, Assumption and First Loan Modification Agreement made effective as of July 1, 2014 (the “Consent to Merger, Assumption and First Loan Modification”) wherein Lender consented to permit the Original Guarantor to merge with and into KRG Magellan, LLC, a Maryland limited liability company (the “Merger Sub”) pursuant to an Agreement and Plan of Merger dated as of February 9, 2014 (the “Merger Agreement”) executed by and among the Original Guarantor, Kite Realty Group Trust, a Maryland real estate investment trust (“KRG”) and the Merger Sub. Under the terms of the Merger Agreement: (x) the Original Guarantor merged with and into the Merger Sub with the Merger Sub being the surviving entity of such merger (the “Merger”), (y) at the time of the Merger, the Merger Sub was wholly-owned by KRG; and (z) immediately following the consummation of the Merger and related contemporaneous transactions, the Merger Sub became a wholly-owned subsidiary of Kite Realty Group, L.P., a Delaware limited partnership (“Kite OP”) of which KRG is the sole general partner and owns in excess of a ninety-seven percent (97%) interest (collectively, the “Transaction”);

2

WHEREAS, Lender consented to the Merger and the Transaction subject to the amendment of the Loan Agreement, the Guaranty and the other Loan Documents as provided in the Consent to Merger, Assumption and First Loan Modification, the Guarantor’s assumption of all of the Original Guarantor’s obligations under the Guaranty and the Environmental Indemnity, as such Loan Documents were amended by the Consent to Merger, Assumption and First Loan Modification and subject to the terms and conditions of the Consent to Merger, Assumption and First Loan Modification;

WHEREAS, the Mortgage was amended by that certain First Mortgage Modification Agreement made effective as of July 1, 2014 executed by Borrower and Lender which amended the Permitted Transfer language contained in the Mortgage as requested by Borrower, Guarantor, the Merger Sub and KRG, which was recorded on July 3, 2014 in the Office of the Register of Deeds for Kenosha County, Wisconsin as Instrument No. 1729543 (the “First Mortgage Modification”);

WHEREAS, the Loan Parties have now requested Lender’s consent to: (a) allow the sale of the Property to the Replacement Borrower subject to the Mortgage, the Assignment of Rents and Leases and Lender’s security interests therein (the “Sale”) in consideration of the Replacement Borrower’s assumption of the Loan and all of the liabilities and obligations of the Borrower under the Loan Agreement and the Loan Documents as provided in Paragraph 5 of this Agreement; (b) allow the Replacement Guarantor to assume all of the liabilities and obligations of the Guarantor under the Environmental Indemnity commencing on the Effective Date and continuing for all times after; (c) allow the Replacement Guarantor to provide the Replacement Guaranty (as such term is defined in Paragraph 6 hereof) in order to guarantee the Obligations (as such term is defined in the Replacement Guaranty) commencing on the Effective Date and continuing for all times thereafter; and (d) to amend the Loan and the Loan Documents as provided in this Agreement including, without limitation, to amend the LIBOR Margin from 2.50% to 1.75% and to extend the Maturity Date to five (5) years from the closing of the Sale and the assumptions of the Loan and the Guaranty as provided for in this Agreement (all of the foregoing, collectively, the “Loan Parties’ Request”);

WHEREAS, Lender is willing to consent to the Loan Parties’ Request subject to the terms and conditions of this Agreement, including, but not limited to, the Loan Parties’ satisfaction of all of the “Lender’s Conditions Precedent” (as such term is defined in Paragraph 11 of this Agreement; and

3

WHEREAS, the Loan Parties hereby consent to and accept all of Lender’s Conditions Precedent and the parties now desire to: (a) amend the Loan Agreement, the Guaranty and the other Loan Documents as provided in this Agreement; (b) provide for the Replacement Borrower’s assumption of the Loan, the Debt, the Obligations and all of the Borrower’s liabilities and obligations under the Loan Agreement and the Loan Documents as and to the extent provided in Paragraph 5 of this Agreement; and (c) provide for the Replacement Guarantor’s execution and delivery of the Replacement Guaranty in order to guarantee the Obligations (as such term is defined in the Replacement Guaranty) commencing on the Effective Date and continuing for all times thereafter and the assumption of all of the Guarantor’s liabilities and obligations under the Environmental Indemnity, as amended by this Agreement commencing on the Effective Date and continuing for all times thereafter as provided in Paragraph 6 of this Agreement, all in the manner hereinafter set forth.

NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and agreed, the parties hereto agree as follows:

AGREEMENTS:

1.               Recitals. The foregoing recitals are hereby incorporated into this Agreement as if fully set forth herein.

2.               Defined Terms. All terms defined in the foregoing Recitals are hereby incorporated into and made a part of Exhibit A (Definition of Certain Terms) of the Loan Agreement and this Agreement. Except as specifically defined in this Agreement, all capitalized terms used herein and in the foregoing recitals shall have the meanings ascribed therefor in the Loan Agreement.

3.               References. All references herein to any of the Loan Documents shall be understood to be to the Loan Documents as previously amended and as amended hereby and by the new Loan Documents as provided for in Paragraph 11 hereof. All references in any of the Loan Documents to any other one or more of the Loan Documents shall hereafter be deemed to be such document(s) as previously amended and as amended hereby and by the new Loan Documents as provided for in Paragraph 11 hereof. All references in the Loan Documents to the Note shall hereinafter be deemed to be the Note, as amended, restated and replaced by the First Amended and Restated Note (as hereinafter defined).

4

4.               Status of Loan; No Further Advances.

(a)             Each of the Loan Parties and Lender hereby acknowledges and agrees as follows:

(i)              As of December 15, 2014, the outstanding principal balance under the Loan is FIFTEEN MILLION FIVE HUNDRED NINETY-ONE THOUSAND FOUR HUNDRED FORTY-FIVE AND 00/100 DOLLARS ($15,591,445.00);

(ii)            As of December 14, 2014, the outstanding accrued and unpaid interest due under the Loan is TWENTY-TWO THOUSAND NINE HUNDRED NINETY-SEVEN AND 39/100 DOLLARS ($22,997.39); and

(iii)          As of December 15, 2014, there is zero dollars available on a go forward basis on the Loan and the Loan Parties acknowledge and agree that no further disbursements of the Loan shall be made by Lender except solely for any Protective Advances which Lender elects to advance under the Loan Documents in its sole discretion.

(b)            Each of the Loan Parties hereby acknowledges and agrees as to itself as follows:

(i)              As of the date hereof, to the actual knowledge of each Loan Party, no Event of Default has occurred and no event has occurred or condition exists that, with notice and/or the passage of time, would constitute an Event of Default; and

(ii)            As of the date hereof, no Loan Party has sent any written default notice of default to Lender.

(c)             Lender hereby acknowledges and agrees as follows:

(i)              As of the date hereof, to the actual knowledge of Lender without undertaking any independent investigation, no Event of Default has occurred and no event has occurred or condition exists that, with notice and/or the passage of time, would constitute an Event of Default (an “Unmatured Default”). The foregoing statement by Lender shall in no event waive any rights by Lender to declare an Event of Default for any Event of Default or any Unmatured Default which preexists the Effective Date to the extent unknown by Lender; and

(ii)            As of the date hereof, Lender has not sent any written notice of an Event of Default or Unmatured Default to the Borrower or Guarantor.

5

5.               Assumption by Replacement Borrower; Execution and Delivery of First Amended and Restated Promissory Note by Replacement Borrower; Replacement and Substitution of Replacement Borrower for Borrower and Release of Borrower for Periods Commencing on the Effective Date and Thereafter.

(a)             On the Effective Date, the Replacement Borrower shall execute and deliver to Lender that certain First Amended and Restated Promissory Note dated of even date herewith made payable to the order of Lender in the original principal amount of FIFTEEN MILLION FIVE HUNDRED NINETY-ONE THOUSAND FOUR HUNDRED FORTY-FIVE AND NO/100 ($15,591,445.00) DOLLARS (the “First Amended and Restated Note”) as: (a) an amendment, extension and restatement of, and replacement and substitution for, but not a payment of, the Note; and (b) to evidence the Replacement Borrower’s assumption of all of the Borrower’s liabilities and obligations under the Loan, the Note, as amended, restated and replaced by the First Amended and Restated Note and under the Loan Agreement, as amended hereby, as regards liability for the repayment of all principal, interest and amounts due on the Loan, including, without limitation, liability for all liabilities and obligations of the Borrower for such foregoing amounts which arose and/or were incurred by the Borrower under the Loan and such documents prior to the Effective Date. The indebtedness evidenced by the Note is continuing indebtedness evidenced by the First Amended and Restated Note, and nothing herein or in the First Amended and Restated Note shall be deemed to constitute a payment, settlement or novation of the Note, or release or otherwise adversely affect any lien, mortgage, or security interest securing such indebtedness or any rights of the Lender against Borrower, the Replacement Borrower, any guarantor, any surety or other party primarily or secondarily liable for such indebtedness. All amounts outstanding under the Note shall be automatically transferred to, and be deemed to be outstanding under the First Amended and Restated Note, which is assumed by the Replacement Borrower in full. The First Amended and Restated Note amends, restates and replaces the Note in its entirety.

6

(b)            On the Effective Date, the Replacement Borrower hereby also expressly assumes all of the liabilities and obligations of the Borrower under the Loan Agreement and the Loan Documents, commencing on the Effective Date and continuing for all times thereafter. Without limiting the generality of the foregoing or any of the obligations in the Loan Documents, the Replacement Borrower hereby covenants, promises and agrees commencing on the Effective Date and continuing for all times thereafter to: (a) pay the Debt and the Obligations (as such terms are defined in the Loan Agreement) at the times, in the manner and in all respects as provided in the Loan Agreement; (b) pay and perform each and all of the covenants, agreements and obligations of the Borrower in the Note, as amended and restated by the First Amended and Restated Note, the Loan Agreement and the other Loan Documents at the time, in the manner and in all respects as provided therein; and (c) be bound by each and every term and provision of the First Amended and Restated Note, the Loan Agreement and other Loan Documents, as though such documents had originally been made, executed and delivered by the Replacement Borrower. Notwithstanding anything contained herein to the contrary, except for those liabilities and obligations of Borrower assumed by the Replacement Borrower pursuant to Paragraph 5(a) above, Replacement Borrower assumes all other liabilities and obligations of the Borrower pursuant to this Paragraph 5(b) commencing on the Effective Date and continuing for all times thereafter.

(c)             On the Effective Date, in consideration of the assumption by the Replacement Borrower of all of the liabilities and obligations of the Borrower under the Loan and the Loan Documents as and to extent provided for in this Paragraph 5 and in the First Amended and Restated Note, the Lender hereby releases Borrower effective on the Effective Date from only: (a) all liabilities and obligations of Borrower expressly assumed by the Replacement Borrower pursuant to Paragraph 5(a) hereof, including all liabilities and obligations relating to the repayment of any and all outstanding principal, interest and other amounts due on the Loan; and (b) all other liabilities and obligations under the Loan Documents as assumed by the Replacement Borrower pursuant to Paragraph 5(b) hereof commencing on the Effective Date and continuing for all times thereafter but expressly excluding this Agreement. Accordingly, effective on the Effective Date, the Loan Agreement and the other Loan Documents are hereby modified to change the definition of “Borrower” as applicable, to mean the Replacement Borrower. The obligations of Borrower under this Agreement and under the Loan Documents for all periods preceding the Effective Date (excluding those obligations assumed by Replacement Borrower pursuant to Paragraph 5(a) hereof in full) however shall expressly survive the execution and delivery of this Agreement. For avoidance of doubt, on the Effective Date, Borrower shall be released in full from any and all liabilities and obligations for the repayment of any outstanding principal, interest and other amounts due on the Loan.

7

6.               Execution and Delivery of Replacement Guaranty; Replacement and Substitution of Replacement Guarantor for the Guarantor as of the Effective Date and Continuing thereafter; Assumption by Replacement Guarantor of Guarantor’s Obligations under the Environmental Indemnity Commencing on the Effective Date and Continuing Thereafter; Release of Guarantor under Guaranty for all Periods Commencing on the Effective Date and Thereafter.

(a)             On the Effective Date, the Replacement Guarantor shall execute and deliver to Lender that certain Replacement Guaranty of Payment and Recourse Obligations dated as of the Effective Date in favor of Lender (the “Replacement Guaranty”) whereby the Replacement Guarantor guarantees all of the Obligations (as such term is defined in the Replacement Guaranty) commencing on the Effective Date and continuing for all times thereafter until the Replacement Guaranty is satisfied in accordance with the terms thereof.

(b)            On the Effective Date, the Replacement Guarantor hereby expressly assumes all of the liabilities and obligations of the Guarantor under the Environmental Indemnity commencing on the Effective Date and continuing for all times thereafter. Without limiting the generality of the foregoing or any of the obligations in the Loan Documents, the Replacement Guarantor hereby covenants, promises and agrees effective on the Effective Date and continuing for all times thereafter to: (a) pay and perform each and all of the covenants, agreements and obligations in the Environmental Indemnity at the time, in the manner and in all respects as provided therein; and (b) be bound by each and every term and provision of the Environmental Indemnity, as though such document had originally been made, executed and delivered by the Replacement Guarantor.

(c)             On the Effective Date, in consideration of the execution and delivery of the Replacement Guaranty by the Replacement Guarantor in favor of Lender and the assumption by the Replacement Guarantor of all of the liabilities and obligations of the Guarantor under the Environmental Indemnity pursuant to this Paragraph 6, the Lender hereby releases Guarantor effective on the Effective Date from and under the Guaranty and the Environmental Indemnity for matters and obligations which arise commencing on the Effective Date and for all periods thereafter. Accordingly, effective on the Effective Date, the Environmental Indemnity and the other Loan Documents are hereby modified to reflect that the Guarantor has been replaced by the Replacement Guarantor commencing on the Effective Date and that the Replacement Guaranty is given in addition to the Guaranty. The obligations of Guarantor under this Agreement under the Guaranty and the Environmental Indemnity for the periods preceding the Effective Date shall expressly survive the execution and delivery of this Agreement.

8

7.               Amendment of Loan Agreement. Effective on the Effective Date, the Loan Agreement is hereby amended as follows:

(a)             The definition of the term, “Borrower” contained in the first paragraph is hereby amended and restated to be, “IREIT Pleasant Prairie Ridge, L.L.C., a Delaware limited liability company”.

(b)            The definition of the term, “Guarantor” contained in Exhibit A (Definition of Certain Terms) is hereby deleted in its entirety and the following is substituted in its place:

“Guarantor” shall mean Inland Real Estate Income Trust, Inc., a Maryland corporation.”

(c)             Section 3.1(l) of the Loan Agreement captioned, “Ownership Interest” is hereby deleted in its entirety and the following is substituted therefore:

“(l) Ownership Interest. The Guarantor is the owner of one hundred percent (100%) of the membership interest in the Borrower.”

(d)            The first sentence of Section 1.4(a) under Section 1.4 captioned, “Interest Rates” is hereby deleted in its entirety and the following is hereby inserted in its place:

“(a) Provided the conditions contained in Section 1.5 are satisfied, interest on the Loan shall accrue at a fluctuating rate per annum equal to the sum of: (i) LIBOR plus (ii) one hundred seventy-five basis points (1.75%), for the applicable LIBOR Interest Period.”

(e)             The first sentence of Section 1.4(b) under Section 1.4 captioned, “Interest Rates” is hereby deleted in its entirety and the following is hereby substituted in its place:

“(b) Notwithstanding anything to the contrary or inconsistent herein, in the event all of the conditions contained in Section 1.5 herein are not satisfied, interest on the Loan shall accrue at a fluctuating rate per annum equal to the sum of: (i) the Base Rate; plus (ii) seventy-five basis points (0.75%);

(f)             The third to the last sentence of the definition of the term, “LIBOR Interest Period” contained in Exhibit A (Definition of Certain Terms) is hereby deleted in its entirety and the following is hereby substituted therefore:

9

“If at any time a LIBOR Interest Period expires less than one month before the Maturity Date, the LIBOR Portion shall automatically convert, on the last day of the then existing LIBOR Interest Period, without further demand, presentment, protest or notice of any kind, all of which are hereby waived by the Borrower, to a loan bearing interest at a fluctuating rate equal to the sum of: (i) one hundred seventy-five basis points (1.75%) per annum; plus (ii) the Daily LIBOR Rate, adjusted by Lender as necessary at the end of each Business Day.”

(g)            The definition of the term, “Initial Maturity Date” contained in Exhibit A (Definition of Certain Terms) is hereby deleted in its entirety and is of no further force and effect. Any references in the Loan Agreement to the Initial Maturity Date are null and void and of no further force and effect.

(h)            The definition of the term, “Maturity Date” contained in Exhibit A (Definition of Certain Terms) is hereby deleted in its entirety and the following is hereby inserted in its place:

““Maturity Date” means the first to occur of: (i) December 15, 2019 or (ii) the date on which the Debt becomes due and payable pursuant to the provisions of the Loan Documents (whether by acceleration or otherwise).”

(i)              Section 1.12 captioned, “Extension Options” is hereby deleted in its entirety and is of no further force and effect. Any references in the Loan Agreement to the First Extension Option, the First Extension Conditions, the First Extension Notice, the First Extended Maturity Date, the Second Extension Option, the Second Extension Conditions, the Second Extension Notice, or the Second Extended Maturity Date are null and void and of no further force and effect.

(j)              Section 2.1 of the Loan Agreement captioned, “Loan Documents” is hereby amended to include the Replacement Guaranty as the new Section 2.1(m), to include the Assignment and Subordination of the Inland National Real Estate Services, LLC Property Management Agreement as the new Section 2.1(n) and to include the Inland National Real Estate Services, LLC Consent to Assignment and Subordination of Property Management Agreement and Estoppel as the new Subsection 2.1(o) hereby constituting additional new Loan Documents. All references in the Loan Agreement to the term, “Property Manager” are hereby amended and restated to be “Inland National Real Estate Services, LLC.”

(k)            Sections 5.9(b) captioned, “Financial Reports” is hereby deleted in its entirety and the following is substituted in its place:

“(b) Financial Reports. Borrower shall deliver or cause to be delivered to Lender each of the following:

10

                                                                                              (i)                    Borrower Annual Financial Statements. Within one hundred twenty (120) days after the end of each calendar year during the term of the Loan, complete copies of Borrower’s annual internally prepared financial statements for such calendar year in accordance with generally accepted accounting practices consistently applied, including a statement of operations (profit and loss), a statement of cash flows (GAAP basis), a calculation of net operating income, a balance sheet and such other information (including non-financial information) as reasonably requested by Lender, all of the foregoing financial statements and information shall be prepared and certified as true, complete and correct by an appropriate officer of the Managing Member of Borrower.

                                                                                            (ii)                    Borrower Quarterly Financial Statements. Within forty-five (45) days after the end of each calendar quarter ending March 31, June 30 and September 30, complete copies of Borrower’s internally prepared financial statements for such fiscal quarter in accordance with generally accepted accounting practices consistently applied, including a statement of operations (profit and loss), a statement of cash flows (GAAP basis), a calculation of net operating income, a balance sheet and such other information (including non-financial information) as reasonably requested by Lender, all of the foregoing financial statements and information shall be prepared and certified as true, complete and correct by an appropriate officer of the Managing Member of Borrower.

                                                                                          (iii)                    Guarantor’s Annual Financial Statements. Within ninety (90) days after the end of each fiscal year of the Guarantor during the term of the Loan, complete copies of Guarantor’s annual GAAP-based unqualified audited financial statements for such fiscal year in accordance with generally accepted accounting practices consistently applied, including a statement of operations (profit and loss), a statement of cash flows, a balance sheet and such other information (including non-financial information) as reasonably requested by Lender, all of the foregoing financial statements and information shall be prepared and audited by an independent auditor of recognized standing, selected by the Guarantor and reasonably acceptable to the Lender and certified as true and correct by the Guarantor’s treasurer or chief financial officer. Guarantor’s Form 10-K timely filed with the SEC shall satisfy the requirements in this Section 5.9(b)(iii).

11

                                                                                          (iv)                    Guarantor’s Quarterly Financial Statements. Within forty-five (45) days after the end of each fiscal quarter of the Guarantor during the term of the Loan, complete copies of Guarantor’s quarterly compiled financial statements for such fiscal quarter in accordance with generally accepted accounting practices consistently applied and SEC guidelines, including a statement of operations (profit and loss), a statement of cash flows, a balance sheet and such other information (including non-financial information) as reasonably requested by Lender, all of the foregoing financial statements and information shall be prepared and compiled by an independent auditor of recognized standing, selected by the Guarantor and reasonably acceptable to the Lender and certified as true and correct by the Guarantor’s treasurer or chief financial officer. Guarantor’s Form 10-Q timely filed with the SEC shall satisfy the requirements of this Section 5.9(b)(iv).

                                                                                            (v)                    Quarterly Operating Statements. Within forty-five (45) days after the end of each calendar quarter, complete copies of Borrower’s internally prepared operating statements for the Property showing all Gross Income, all Operating Expenses and all profit and loss for the subject calendar quarter in a form reasonable acceptable to Lender and containing such detail and such other information (including non-financial information) as reasonably requested by Lender, all of the foregoing operating statements and information shall be prepared and certified as true, complete and correct by an appropriate officer of the Managing Member of Borrower.

                                                                                          (vi)                    Guarantor’s Covenant Compliance Certificate. Contemporaneously with the furnishing of the financial statements pursuant to Sections 5.9(b)(iii) and 5.9(b)(iv), a duly completed compliance certificate from Guarantor, dated the date of such financial statements and certified as true and correct by the Guarantor’s treasurer or chief financial officer, containing a computation (to the extent applicable) and a confirmation of compliance of each of the financial covenants set forth in Section 3 of the Guaranty and stating that the Guarantor has not become aware of any Event of Default that has occurred and is continuing or, if there is any such Event of Default, describing it and the steps, if any, being taken to cure it.

12

                                                                                        (vii)                    Borrower’s Covenant Compliance Certificate. No later than forty-five (45) days after the end of each calendar quarter, a duly completed compliance certificate certified as true and correct by Borrower, containing a computation and a confirmation of on-going compliance with the Debt Service Coverage Ratio and stating that Borrower has not become aware of any Event of Default that has occurred and is continuing or, if there is any such Event of Default, describing it and the steps, if any being taken to cure it.

                                                                                      (viii)                    Rent Rolls. Only if requested by Lender and then upon Lender’s request, a certified copy of the updated rent roll for the Property in a form reasonably acceptable to Lender, which shall be prepared and certified as true, complete and correct by an appropriate officer of the Managing Member of Borrower.

                                                                                          (ix)                    Budgets and Forecasts. Only if requested by Lender and then upon Lender’s request, copies of the projected operating budgets and forecasts for the Property for the ensuing year containing such detail as Lender shall reasonably require which, which shall be prepared and certified as true, correct and complete by an appropriate officer of the Managing Member of Borrower.

                                                                                            (x)                    Annual Tenant Sales and Co-Tenancy Reports. Only if requested by Lender and then upon Lender’s request, annual tenant sales reports for those Tenants of the Property which are required to report their annual tenant sales to Borrower in a form acceptable to Lender. Within thirty (30) days of Lender’s request, co-tenancy reports for the Property in a form acceptable to Lender, which shall be certified as true, correct and complete by an appropriate officer of the Managing Member of Borrower.

                                                                                          (xi)                    Leasing Activity Reports. Only if requested by Lender and then upon Lender’s request, leasing activity reports for the Property in a form acceptable to Lender, which shall be prepared and certified as true, correct and complete by an appropriate officer of the Managing Member of Borrower.

13

                                                                                        (xii)                    Other Information. Within ten (10) days after request, such further detailed information covering the Property and the financial affairs of any Loan Party and/or any related entity thereof, as may be reasonably requested by Lender.

All financial statements regarding Borrower and Guarantor which are delivered by Borrower to Lender pursuant to this Section 5.9(b) shall be submitted by Borrower to Lender in one of the following four (4) methods:

Email:	financial@pncbank.com	Fax:	913-253-9813 (Please use the “fine” quality setting when faxing)

Regular Mail		Overnight Mail
	PNC Bank, NA Attn: Credit Administration PO Box 25964 Shawnee Mission, KS 66225-5964		PNC Bank, NA Attn: Credit Administration 10851 Mastin, Suite 300 Overland Park, KS 66210 913-253-9000

 Any default, breach or violation of this Section 5.9(b) which continues after fifteen (15) days’ notice from Lender of such default, breach or violation shall be an Event of Default (without any further notice, grace or cure period).”

(l)              The addresses contained in Section 8.8 of the Loan Agreement captioned, “Notices” are hereby amended and restated to read as follows:

If to Borrower:	IREIT Pleasant Prairie Ridge, L.L.C. c/o Inland Real Estate Income Trust, Inc. 2901 Butterfield Road Oak Brook, Illinois 60523 Attn: President
with a copy to:	The Inland Real Estate Group, Inc. 2901 Butterfield Road Oak Brook, Illinois 60523 Attn: Robert Baum, Esq., General Counsel
If to Lender:	PNC Bank, National Association One North Franklin Street, Suite 2150 Chicago, Illinois 60606 Attn: Joel G. Dalson, Senior Vice President
with a copy to:	Robbins, Salomon & Patt, Ltd. 180 North LaSalle Street, Suite 3300 Chicago, Illinois 60601 Attn: Andrew M. Sachs, Esq.

14

8.               Amendment of the Guaranty. Effective on the Effective Date, the following paragraph is hereby added as a new Paragraph 29 to the Guaranty:

“26. Further Limitation of Liability of this Guaranty. Guarantor shall be liable under the terms of this Guaranty from the date of this Guaranty through and including December 14, 2014. Effective on December 15, 2014 (the “Effective Date”), INLAND REAL ESTATE INCOME TRUST, INC., a Maryland corporation (the “Replacement Guarantor”) is executing and delivering a Replacement Guaranty of Payment and Performance dated as of the Effective Date in favor of Lender in order to guarantee the repayment and performance of the Obligations commencing on the Effective Date and continuing for all times thereafter until the Replacement Guaranty of Payment and Performance is satisfied pursuant to the terms thereof.”

9.               Amendment of Loan Agreement and all Loan Documents. Effective on the Effective Date, the Loan Agreement and all other Loan Documents are hereby amended to reflect IREIT Pleasant Prairie Ridge, L.L.C., a Delaware limited liability company and replaces KRG Pleasant Prairie Ridge, LLC as the Borrower commencing on the Effective Date and continuing at all times thereafter. Effective on the Effective Date, all references in the Loan Documents to the Note shall hereafter be deemed to be the Note, as amended, restated and replaced by the First Amended and Restated Note. Effective on the Effective Date, all of the Loan Documents are hereby amended to reflect that the Replacement Guarantor and the Replacement Guaranty replace the Guarantor and the Guaranty respectively commencing on the Effective Date and continuing at all times thereafter until the Replacement Guaranty is satisfied in accordance with the terms thereof.

10.            Assumption and Extension Fee. Contemporaneous with the execution of this Agreement, Replacement Borrower shall pay an assumption and extension fee of 0.20% (20 bps) of the Loan to Lender in the amount of THIRTY-ONE THOUSAND ONE HUNDRED EIGHTY-TWO AND 89/100 DOLLARS ($31,182.89) (the “Assumption and Extension Fee”). The Assumption and Extension Fee shall be deemed fully earned as of the date of this Agreement. The Assumption and Extension Fee shall not be refundable for any reason.

15

11.            Lender’s Conditions Precedent. Lender’s execution of this Agreement and consent to the Sale of the Property to the Replacement Borrower subject to the Mortgage, the Assignment of Rents and Leases and the Lender’s security interests therein and the Replacement Borrower’s assumption of the Loan and the liabilities and obligations of the Borrower under the Loan Documents as provided in Paragraph 5 hereof and the assumption by the Replacement Guarantor of the Guarantor’s liabilities and obligations under the Guaranty and under the Environmental Indemnity as provided in Paragraph 6 hereof and to amend the Loan Agreement and the Loan Documents as set forth in this Agreement are expressly conditioned upon receipt by Lender contemporaneous with the execution of this Agreement of all of the following payments and documents in a form and content acceptable to Lender (collectively, the “Lender’s Conditions Precedent”):

(a)               The full execution and delivery of this Agreement by the Loan Parties to Lender;

(b)               The execution and delivery of the First Amended and Restated Note by the Replacement Borrower made payable to the order of the Lender;

(c)               The execution and delivery of the Replacement Guaranty by the Replacement Guarantor to Lender;

(d)               The full execution and delivery of that certain Assumption and Second Mortgage and Assignment of Rents and Leases Modification Agreement executed by and between Replacement Borrower and Lender which amends the Mortgagor and the Assignor to be the Replacement Borrower, amends the Maturity Date and amends the Permitted Transfer language contained in the Mortgage as requested by the Replacement Borrower and the Replacement Guarantor (the “Second Mortgage Modification”);

(e)               Lender must obtain a current appraisal of the Property at Borrower’s expense which reflects that the outstanding principal balance of the Loan to be assumed by the Replacement Borrower must have a maximum fifty-five percent (55%) loan to value of the Property based on the “As-Is” value per the updated Appraisal which must be acceptable to Lender;

(f)                Delivery to Lender of a title date down endorsement to Lender’s Loan Title Insurance Policy obtained at Replacement Borrower’s expense insuring the Replacement Borrower is in fee simple title to the Property and insuring Lender’s Mortgage, as previously amended and as amended by the Second Mortgage Modification as a valid first mortgage lien on the Property and showing no exceptions thereto other than Permitted Exceptions and insuring that all endorsements to Lender’s Title Insurance Policy are brought forward currently through the recording date of the Second Mortgage Modification;

16

(g)               UCC Financing Statements for the Replacement Borrower to be filed and recorded in the applicable jurisdictions;

(h)               The execution and delivery to Lender of the Organizational Documents of the Replacement Borrower as provided in Subparagraph (o) of Exhibit C of the Loan Agreement, as certified by an officer of the Sole Member of the Replacement Borrower;

(i)                The execution and delivery to Lender of the Organizational Documents for the Replacement Guarantor as provided in Subparagraph (o) of Exhibit C of the Loan Agreement, as certified by the applicable officer of the Replacement Guarantor;

(j)                The full execution and delivery of that certain Assignment and Subordination of the Property Management Agreement executed by the Replacement Borrower in favor of Lender pledging the new Property Management Agreement to be entered into with Inland National Real Estate Services, LLC, a Delaware limited liability company as the new Property Manager effective upon the Sale (the “Assignment and Subordination of the Inland National Real Estate Services, LLC Property Management Agreement”);

(k)               The full execution and delivery of that certain Consent to Assignment and Subordination of Management Agreement and Estoppel to be executed by Inland National Real Estate Services, LLC, a Delaware limited liability company as the new Property Manager of the Property effective upon the Sale (the “Inland National Real Estate Services, LLC Consent to Assignment and Subordination of Property Management Agreement and Estoppel”);

(l)                A current Certificate of Insurance of the Replacement Borrower evidencing all insurance coverages on the Property which shall be effective upon and after the Sale which must comply with all of the insurance requirements of the Loan Agreement and insuring Lender as a mortgagee and additional insured;

(m)             Borrower’s and Guarantor’s Counsel Opinion in the form as provided for the in the Loan Agreement for the Replacement Borrower and the Replacement Guarantor with respect to this Agreement and the Related Documents (as hereinafter defined) and the assumptions provided for in such documents;

(n)               The execution and delivery to Lender of such other documents as Lender shall reasonably require in connection with this Agreement (such other documents together with the documents provided for in this Paragraph 11 above are collectively referred to herein as, the “Related Documents”);

17

(o)               The payment by the Replacement Borrower of the Assumption and Extension Fee to Lender; and

(p)               The payment by the Replacement Borrower of Lender’s legal fees and expenses in connection with the documentation, negotiation and closing of this Agreement and all related documents as provided in Paragraph 12 of this Agreement.

12.            Additional Loan Expenses. The Replacement Borrower hereby covenants and agrees to immediately pay Lender upon the execution and closing of this Agreement, all expenses, charges, costs and fees relating to this Agreement, including, without limitation, Lender’s attorney’s fees in connection with the negotiation, documentation and closing of this Agreement and all other expenses, charges, costs and fees referred to or necessitated by the terms of this Agreement (collectively, the “Additional Loan Expenses”). In the event the Additional Loan Expenses are not paid to Lender upon the execution of this Agreement, the Additional Loan Expenses shall bear interest from the date of execution and closing of this Agreement until paid at the Default Rate.

13.            Representations and Warranties. Each of the Loan Parties hereby represents and warrants to Lender as to itself as follows:

(a)               Each has full power and authority to execute and deliver this Agreement and all Related Documents, and to perform their respective obligations hereunder and thereunder;

(b)               Upon the execution and delivery of this Agreement and all Related Documents, all such documents to which a Loan Party is a party thereto, shall be valid, binding and enforceable upon each Loan Party in accordance with its respective terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditor’s rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

(c)               The execution, delivery and performance of this Agreement and all Related Documents to which the Replacement Borrower is a party have been duly authorized by all necessary limited liability company action for and on behalf of the Replacement Borrower. All entities and persons signing this Agreement and all Related Documents to which the Replacement Borrower is a party have the appropriate legal authority for the Replacement Borrower to sign said documents for and on behalf of the Replacement Borrower as the legal, valid and binding obligations of the Replacement Borrower, subject to applicable bankruptcy, insolvency and similar laws affecting creditor’s rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

18

(d)               The execution, delivery and performance of this Agreement and all Related Documents to which the Replacement Guarantor is a party has been duly authorized by all necessary corporate action for and on behalf of the Replacement Guarantor. All entities and persons signing this Agreement and all Related Documents to which the Replacement Guaranty is a party have the appropriate legal authority for the Replacement Guarantor to sign said documents for and on behalf of the Replacement Guarantor as the legal, valid and binding obligations of the Replacement Guarantor, subject to applicable bankruptcy, insolvency and similar laws affecting creditor’s rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

(e)               The execution, delivery and performance of this Agreement has been duly authorized by all necessary limited partnership action for and on behalf of Guarantor. All entities and persons signing this Agreement have the appropriate legal authority for the Guarantor to sign this Agreement for and on behalf of the Guarantor as the legal, valid and binding obligations of the Guarantor, subject to applicable bankruptcy, insolvency and similar laws affecting creditor’s rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

(f)                The execution, delivery and performance of this Agreement has been duly authorized by all limited liability company action for and on behalf of Borrower. All entities and persons signing this Agreement have the appropriate legal authority for the Borrower to sign this Agreement for and on behalf of the Borrower as the legal, valid and binding obligations of the Borrower, subject to applicable bankruptcy, insolvency and similar laws affecting creditor’s rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

(g)               The execution, delivery and performance of this Agreement and all Related Documents to which a Loan Party is a party does not and will not contravene, conflict with, violate or constitute a default under any agreement or any applicable law, rule, regulation, judgment, decree or order, or any agreement, indenture or instrument to which any Loan Party is a party or by which any Loan Party is bound except for such violations that individually or in the aggregate would not have a material adverse effect on any Loan Party or the ability of any of them to perform their respective obligations hereunder and under all related documents;

19

(h)               There is not any condition, event or circumstance existing, or any litigation, arbitration, governmental or administrative proceedings, investigations, actions, examinations, claims or demands pending, or to any Loan Party’s knowledge, threatened, affecting any Loan Party, which could prevent any of them from complying with or performing their respective obligations under the Loan Documents, as previously amended and as amended by this Agreement and by the new loan documents provided for in Paragraph 11 of this Agreement, within the time limits set forth herein for such compliance or performance;

(i)                There have been no changes to the Operating Agreement or the Articles of Formation of the Borrower, since they were last delivered and/or certified to Lender in connection with the amendment of the Borrower’s name following the Merger as of August 26, 2014 and the Operating Agreement and the Articles of Formation of the Borrower as so last delivered and/or certified to Lender remain in full force and effect as of the date of this Agreement; and

(j)                There have been no changes to the Amended and Restated Agreement of Limited Partnership or the Certificate of Limited Partnership of the Guarantor, since they were last delivered and/or certified to Lender in connection with the Merger and the Consent to Merger, Assumption and First Loan Modification closings effective as of July 1, 2014 and the Amended and Restated Agreement of Limited Partnership and the Certificate of Limited Partnership of the Guarantor as so last delivered and/or certified to Lender, remain in full force and effect as of the date of this Agreement.

14.            Amendment/Reaffirmation of Loan Documents. Except as previously amended and as amended by the terms of this Agreement and by the new Loan Documents provided for in Paragraph 11 hereof, the terms and conditions of the Loan Agreement and the other Loan Documents shall be and remain in full force and effect and shall continue to govern the rights and obligations of the parties. The Loan Parties hereby restate, remake and reaffirm any and all covenants, representations and warranties contained in the Loan Documents to which each is a party, as if all such instruments had been executed as of the date hereof.

15.            No Defenses, Counterclaims. Each of the Loan Parties hereby represents and warrants to, and covenants with, Lender as to itself that as of the date hereof: (a) each Loan Party has no defenses, offsets or counterclaims of any kind or nature whatsoever against Lender with respect to the Loan or any of the Loan Documents, or any action previously taken or not taken by Lender with respect thereto or with respect to any security interest, encumbrance, lien or collateral in connection therewith to secure the liabilities of each Loan Party; and (b) that Lender has fully performed all obligations to each Loan Party which it may have had or has on and of the date hereof.

20

16.            General Release. In consideration of Lender entering into this Agreement and consenting to the Sale of the Property to the Replacement Borrower and providing for the Loan Parties’ Request, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Guarantor, Replacement Borrower and Replacement Guarantor for: (i) themselves, (ii) any parent, affiliate or subsidiary thereof, (iii) any partnership or joint venture of which any person or entity comprising such person (or any parent, affiliate or subsidiary thereof) is a partner, and (iv) the respective partners, members, officers, directors, shareholders, heirs, legal representatives, legatees, successors and assigns of all of the foregoing persons and entities, hereby release and forever discharge Lender, its past, present and future shareholders, successors, assigns, officers, directors, agents, attorneys and employees together with their respective heirs, legal representatives, legatees, successors and assigns of and from all actions, claims, demands, damages, debts, losses, liabilities, indebtedness, causes of action either at law or in equity and of whatever kind or nature, whether known or unknown, direct or indirect, existing as of the date of this Agreement, by reason of any matter, cause or thing whatsoever arising out of or relating to the transactions which are the subject of this Agreement.

(a)               It is acknowledged that Borrower, Guarantor, Replacement Borrower and Replacement Guarantor have read the General Release provisions of this Paragraph 16 and consulted legal counsel before executing same; that Borrower, Guarantor, Replacement Borrower and Replacement Guarantor have relied upon their own judgment and that of their legal counsel in executing the General Release provisions of this Paragraph 16 and have not relied on or been induced by any representation, statement or act by any other party referenced to herein which is not referred to in this instrument; that Borrower, Guarantor, Replacement Borrower and Replacement Guarantor enter into the General Release provisions of this Paragraph 16 voluntarily, with full knowledge of its significance; and that the General Release provisions of this Paragraph 16 are in all respects complete and final.

(b)               If any term or provision of the General Release contained herein or the application thereof to any person, entity or circumstance shall, to any extent, be held invalid and/or unenforceable by a court of competent jurisdiction, the remainder of the General Release contained herein, or the application of such term or provisions to persons, entities or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term and provision of the General Release contained herein shall be valid and be enforced to the fullest extent permitted by law.

17.            No Custom. This Agreement shall not establish a custom or waive, limit or condition the rights and remedies of Lender under the Loan Documents, all of which rights and remedies are expressly reserved.

21

18.            Reaffirmation of Loan Documents, No Novation. Except as previously amended and as may be expressly set forth herein and in the new Loan Documents provided for in Paragraph 11 hereof, the Loan Documents remain unmodified, and all other terms and conditions thereof remain in full force and effect. Notwithstanding anything to the contrary contained herein or in the new Loan Documents provided for in Paragraph 11 hereof, the Loan Parties and Lender expressly state, declare and acknowledge that each of this Agreement and/or the new Loan Documents provided for in Paragraph 11 of this Agreement, is intended only to modify each Loan Party’s continuing obligations in the manner set forth herein, and is not intended as a novation of any and all amounts presently due and owing from any Loan Party to Lender.

19.            Event of Default. Each of the Loan Parties hereby acknowledges and agrees that a breach by any one of them of any term, provision, covenant or condition herein set forth or herein required of any of the Loan Parties, to be kept or performed, and which is not kept or performed pursuant to the terms hereof, shall constitute an Event of Default under the Loan Documents if said Event of Default is not cured within any applicable cure or grace period provided for in the Loan Documents.

20.            Captions/Counterparts. The captions used herein are for convenience of reference only and shall not be deemed to limit or affect the construction and interpretation of the terms of this Agreement. This Agreement may be executed in any number of counterparts, all of which shall be taken to be one and the same instrument, with the same effect as if all parties had signed the same signature page.

(SIGNATURE PAGE IMMEDIATELY FOLLOWS)

22

IN WITNESS WHEREOF, Borrower, Guarantor, Replacement Borrower, Replacement Guarantor and Lender have duly authorized and executed this Consent to Sale, Assumptions and Second Loan Modification Agreement as of the date first above written.

BORROWER: KRG PLEASANT PRAIRIE RIDGE, LLC, a Delaware limited liability company		REPLACEMENT GUARANTOR: INLAND REAL ESTATE INCOME TRUST, INC., a Maryland corporation

By:	/s/ Daniel R. Sink	By:	/s/ David Z. Lichterman
Name:	Daniel R. Sink	Name:	David Z. Lichterman
Its:	Executive Vice President and Chief Financial Officer	Its:	Vice President, Treasurer & CAO

GUARANTOR: KITE REALTY GROUP, L.P., a Delaware limited Partnership		LENDER: PNC BANK, NATIONAL ASSOCIATION, a national banking association

By:	/s/ Daniel R. Sink	By:	/s/ Joel G. Dalson
Name:	Daniel R. Sink	Name:	Joel G. Dalson
Its:	Executive Vice-President and Chief Financial Officer	Its:	Senior Vice-President

REPLACEMENT BORROWER: IREIT PLEASANT PRAIRIE RIDGE, L.L.C., A Delaware limited liability company

By:	Inland Real Estate Income Trust, Inc. a Maryland corporation, its sole member

By:	/s/ David Z. Lichterman
Name:	David Z. Lichterman
Its:	Vice President, Treasurer & CAO

Execution Page to Consent to Sale, Assumptions

and Second Loan Modification Agreement

23

STATE OF INDIANA )

) SS.

COUNTY OF MARION )

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY that Daniel R. Sink, the Executive Vice-President and Chief Financial Officer of KRG NEENAH FOX POINT, LLC, a Delaware limited liability company, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument as such Executive Vice-President and Chief Financial Officer, appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his own free and voluntary act and as the free and voluntary act of KRG NEENAH FOX POINT, LLC for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this 11th day of December, 2014.

/s/ Martha A. Langebartels

Notary Public

My Commission Expires: May 6, 2017

24

STATE OF INDIANA )

) SS.

COUNTY OF MARION )

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY that daniel r. sink, the Executive Vice-President and Chief Financial Officer of KITE REALTY GROUP TRUST, a Maryland real estate investment trust which is the General Partner of KITE REALTY GROUP, L.P., a Delaware limited partnership, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument as such Executive Vice-President and Chief Financial Officer, appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his own free and voluntary act and as the free and voluntary act of said KITE REALTY GROUP TRUST, as the General Partner of and on behalf of KITE REALTY GROUP, L.P. and as the free and voluntary act of KITE REALTY GROUP, L.P. for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this 11th day of December, 2014.

/s/ Stacey D. Teeters

Notary Public

My Commission Expires: April 14, 2020

25

STATE OF ILLINOIS )

) SS.

COUNTY OF DUPAGE )

I, Susan Metzler, a Notary Public, in and for and residing in said County, in the State aforesaid, DO HEREBY CERTIFY that David Z. Lichterman, the VP, treasurer & CAO of INLAND REAL ESTATE INCOME TRUST, INC., a Maryland corporation, which is the Sole Member of IREIT PLEASANT PRAIRIE RIDGE, L.L.C., a Delaware limited liability company, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument as such VP, treasurer & CAO, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said INLAND REAL ESTATE INCOME TRUST, INC., as the Sole Member of and on behalf of IREIT PLEASANT PRAIRIE RIDGE, L.L.C. and as the free and voluntary act of IREIT PLEASANT PRAIRIE RIDGE, L.L.C. for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this 11th day of December, 2014.

/s/ Susan Metzler

Notary Public

My Commission Expires: May 05, 2015

26

STATE OF ILLINOIS )

) SS.

COUNTY OF DUPAGE )

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY that David Z. Lichterman, a(n) VP, treasurer & CAO of INLAND REAL ESTATE INCOME TRUST, INC., a Maryland corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument as such VP, treasurer & CAO, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of INLAND REAL ESTATE INCOME TRUST, INC. for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this 11th day of December, 2014.

/s/ Susan Metzler

Notary Public

My Commission Expires: May 05, 2015

27

STATE OF ILLINOIS )

) SS.

COUNTY OF COOK )

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY that JOEL G. DALSON, a Senior Vice-President of PNC BANK, NATIONAL ASSOCIATION, a national banking association, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument as such Senior Vice-President, appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his own free and voluntary act and as the free and voluntary act of said Bank for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this 12th day of December, 2014.

/s/ Rachel D. Booker

Notary Public

My Commission Expires: 8-20-16